UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 28, 2010
Date of Report (Date of Earliest Event Reported)

CENTER FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3435 Wilshire Boulevard, Suite 700
Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 251-2222
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.          Results of Operations and Financial Condition

On April 28, 2010, Center Financial Corporation issued a press release concerning its results of operations and financial condition for the three-month period ended and as of March 31, 2010. A copy of the news release is attached hereto as Exhibit 99.1. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.          Financial Statements and Exhibits

(c)       Exhibits

99.1      News release concerning results of operations and financial condition for the three-month period ended and as of March 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER FINANCIAL CORPORATION

Dated:	April 28, 2010	By:	/s/ Lonny D. Robinson
		Name:	Lonny D. Robinson
		Title:	Executive Vice President, Chief Financial Officer

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